EXHIBIT 32.1



                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States
Code), each of the undersigned officers of Tag-It Pacific, Inc., a Delaware corporation (the "Company"), do hereby certify with respect to the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission (the "10-K Report") that:

         (1)      the  10-K  Report  fully  complies  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 17, 2006                     /S/ STEPHEN FORTE
                                          ---------------------------
                                              Stephen Forte
                                              Chief Executive Officer


Date:  April 17, 2006                     /S/ LONNIE D. SCHNELL
                                          ---------------------------
                                              Lonnie D. Schnell
                                              Chief Financial Officer